Exhibit 32.1

   CERTIFICATION PURSUANT TO 18 U. S. C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Finotec Group, Inc. (the "Company") on Form 10-Q for the quarter ended October 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report), the undersigned as officer of the Company hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to such officer's knowledge, that: (1) The Report fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in that Form 10-Q.


Date: December 15, 2008


Signed:                          /s/ Didier Essemini
                                 ----------------------------
                                 Didier Essemini
                                 Chief Executive Officer
                                 (Principal Executive Officer)

            The foregoing Certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form 10-Q or as a separate disclosure document.